May 10, 2024

DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS

- Dreyfus Tax Exempt Cash Management

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Trustees of Dreyfus Tax Exempt Cash Management Funds (the "Trust") has approved the liquidation of Dreyfus Tax Exempt Cash Management (the "Fund"), a series of the Trust, effective on or about September 6, 2024 (the "Liquidation Date"). Before the Liquidation Date, and at the discretion of Fund management, the Fund's portfolio securities will be sold and/or allowed to mature in their normal course and the Fund may cease to pursue its investment objective and policies. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about June 14, 2024 (the "Closing Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established for "sweep accounts" and by participants in group retirement plans if the Fund is established as an investment option under the plans before the Closing Date. The Fund will continue to accept subsequent investments until the Liquidation Date.

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